Retirement Plans and Other Retiree Benefits - Benefits Expected to be Paid Next Five Years (Detail) $ in Thousands	Dec. 31, 2017 USD ($)
Defined Pension Benefit Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
2018	$ 37,063
2019	28,918
2020	27,864
2021	27,615
2022	27,447
2023 to 2027	131,974
Total	280,881
Other Postretirement Benefit Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
2018	4,091
2019	4,358
2020	4,582
2021	4,788
2022	4,972
2023 to 2027	26,121
Total	$ 48,912